EXHIBIT 10.96

NOTE AND WARRANT PURCHASE AGREEMENT

This NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of March 22, 2013, by and among PEDEVCO CORP., a Texas corporation (the “Company”), and the purchasers indicated on the signature pages of this Agreement (individually, a “Purchaser” and collectively, the “Purchasers”).

RECITALS:

WHEREAS, the Company desires to sell and issue to each Purchaser, and each Purchaser desires to purchase from the Company, (i) a Secured Promissory Note of the Company in the form attached hereto as Exhibit A and in the principal amount set forth on such Purchaser’s signature page of this Agreement (each, a “Note” and collectively, the “Notes”), and (ii) a Warrant in the form attached hereto as Exhibit B exercisable for such number of shares of common stock of the Company as set forth on such Purchaser’s signature page of this Agreement (each, a “Warrant” and collectively, the “Warrants”).

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1
SALE OF SECURED PROMISSORY NOTES

1.1. Sale and Issuance of the Notes. Subject to the terms and conditions hereof, the Company will severally issue and sell to the Purchasers, and the Purchasers will severally buy from the Company, at the Closing (as defined in Section 2.1) (i) the Notes and (ii) Warrants to purchase shares of Common Stock equal to 10% of the principal amount of the Notes divided by the Original Exercise Price per share (as defined below). The amount of Notes and Warrants purchased by each Purchaser is set forth opposite such Purchaser’s name on the List of Investors attached hereto. The purchase price of the Notes and Warrants (the “Purchase Price”) shall be equal to the original principal amount of the Notes.

1.2. Separate Agreements. This Agreement is a separate agreement between the Company and each of the Purchasers, and the obligations of each of the Purchasers hereunder are several and not joint.

SECTION 2
CLOSING DATE; DELIVERY

2.1. Closing Date. Subject to the satisfaction of the conditions set forth in Sections 5 and 6 of this Agreement, it is anticipated that the initial closing (the “Initial Closing”) of the purchase and sale of the Notes and Warrants hereunder shall be consummated on or before March [•], 2013, or at such other date upon which the Company and the Purchasers shall agree (the “Initial Closing Date”). The aggregate amount of the Purchase Price under these Notes and Warrants at the Initial Closing or Subsequent Closings (defined below) (each, a “Closing,” and together, the “Closings”) shall not exceed US$4,000,000. The offering of these Notes and Warrants is on best-efforts basis by the Company with no minimum principal amount on the Notes required to be sold. At each Closing, each Purchaser shall deliver the Purchase Price to the Company and the Company shall deliver to each Purchaser one or more executed Notes and Warrants in return for the respective Purchase Price provided to the Company.

2.2. Subsequent Closings. In any subsequent closing (each a “Subsequent Closing”), the Company may sell additional Notes and Warrants subject to the terms of this Agreement to any Purchaser as it shall select, provided that such sale shall not take place later than the Maturity Date of the Notes (as defined therein). Any subsequent purchasers of Notes and Warrants shall become a party to, and shall be entitled to receive Notes and Warrants in accordance with this Agreement. Each Subsequent Closing shall take place at such locations and at such times as shall be mutually agreed upon orally or in writing by the Company and such purchasers of additional Notes and Warrants.

2.3. Delivery and Payment. At each Closing, the Company shall deliver to each Purchaser a Note and a Warrant, each registered in the Purchaser’s name, against the Purchaser’s payment of the Purchase Price therefor by wire-transfer to an account designated by the Company for this purpose. The Warrants shall be exercisable within four (4) years from the date of issuance and shall have an exercise price per share equal to the closing price of the Company’s common stock on the date of the Initial Closing (the “Original Exercise Price”). The Warrant shall contain a provision pursuant to which the Original Exercise Price shall be adjusted to the price per share (the “IPO Exercise Price”) at which the Company issues common stock in the Company’s first underwritten public offering occurring within six (6) months following the date of the Initial Closing, if such price per share in the underwritten public offering is lower than the Original Exercise Price set forth herein, subject to adjustment as set forth in the Warrant. In addition, the parties shall deliver to each other all of the documents, instruments and other items described in this Agreement. Each Closing shall take place remotely through an exchange of documents using overnight courier service, electronic mail or facsimile.

SECTION 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Purchaser that the following representations are true and complete as of the date hereof and as of the date of each Closing, except as otherwise indicated. For purposes of this Section 3, the term “knowledge” will mean the actual or constructive knowledge of the Company’s management after due inquiry and further investigation.

3.1. Organization and Standing; Certificate of Incorporation and Bylaws. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Texas and is in good standing under such laws. The Company has requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted. The Company is not required to be qualified to do business as a foreign corporation in any other jurisdiction in which the failure to be so qualified would have a material adverse effect on the business or financial condition of the Company.

3.2. Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, the Notes, and the Warrants (collectively, the “Note Agreements”), to sell and issue the Notes hereunder, to issue the shares of common stock upon exercise of the Warrants (the “Warrant Stock”) in accordance with the provisions thereof, and to carry out and perform its obligations under the terms of the Note Agreements.

3.3. Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of the Note Agreements by the Company, the sale and issuance of the Notes, Warrants and the Warrant Stock has been taken or will be taken prior to the Closing Date. This Agreement constitutes, and when executed and delivered at the Closing the other Note Agreements will constitute, valid and binding obligations of the Company. The common stock issuable upon exercise of the Warrants has been duly and validly reserved and, when issued in compliance with the provisions of the Warrants, will be validly issued, fully paid and nonassessable; and the Notes, Warrants and the Warrant Stock will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the holders; provided, however, that the Notes, Warrants and the Warrant Stock may be subject to restrictions on transfer under state or federal securities laws. The issuance of the Notes, Warrants and the Warrant Stock is not subject to any preemptive rights or rights of first refusal.

3.4. Litigation, Etc. There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company or any of its assets before any court or governmental agency.

3.5. Title to Properties and Assets; Liens, etc. The Company owns its material properties and assets, and owns all of its material leasehold interests, in each case subject to no material mortgage, pledge, lien, encumbrance or charge, other than (i) the lien of current taxes not yet due and payable, (ii) possible minor liens and encumbrances which, when considered individually or together, do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have not arisen otherwise than in the ordinary course of business, and (iii) mortgages, pledges, liens, encumbrances and charges previously disclosed in the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including the senior lien held by MIE Jurassic Holdings Corporation (“MIEJ”) on the Company’s Niobrara assets which secures MIEJ’s loans to date to fund a portion of the Company’s Niobrara-related operations and development, as disclosed in the Company’s filings with the SEC.

3.6. Compliance With Other Instruments. The Company is not in violation of any term of its Certificate of Incorporation or its Bylaws. The Company is not in violation of (i) any material term or provision of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree and, (ii) to its knowledge, any order, statute, rule or regulation applicable to the Company, except as would not have a material adverse effect on the Company. The execution, delivery and performance of and compliance with this Agreement and the other Note Agreements, and the issuance of the Notes, Warrants and the Warrant Stock, have not resulted and will not result in any violation of, or conflict with, or constitute a default under, the Company’s Certificate of Incorporation or Bylaws, and have not and will not result in any material violation of, or conflict with, or constitute a material default under, or give rise to any right of termination, cancellation, rescission or acceleration under, any of its material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the material properties or assets of the Company.

3.7. Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Notes, Warrants and the Warrant Stock, or the consummation of any other transaction contemplated hereby, except the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Notes, Warrants and the Warrant Stock under applicable federal and state securities laws, which filings and qualifications, if required, will be accomplished in a timely manner.

3.8. Offering. Subject to the accuracy of the Purchasers’ representations in Section 4 hereof, the offer, sale and issuance of the Notes, Warrants and the Warrant Stock constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

3.9. Compliance with Laws. The Company is not in violation and is in compliance, in all material respects, with all applicable laws related to the conduct of its business operations, and has not received any written notice (from governmental agencies with jurisdiction over the operations of the Company or from any third party) alleging any noncompliance by the Company to the applicable laws related to the conduct of its business operations.

SECTION 4
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser hereby severally represents and warrants to the Company as follows:

4.1. Business and Financial Experience. Purchaser, by reason of Purchaser’s business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with the Company and who are not compensated by the Company, has the capacity to protect Purchaser’s own interests in connection with the purchase of the Notes, Warrants and underlying Warrant Stock.

4.2. Investment Intent; Blue Sky. Purchaser is acquiring the Notes, Warrants and the underlying Warrant Stock for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. Purchaser understands that the issuance of the Notes, Warrants and the underlying Warrant Stock has not been, and will not be registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Purchaser's investment intent and the accuracy of the Purchaser's representations as expressed herein. Purchaser’s address set forth on the signature page hereof reflects Purchaser’s true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable federal and state securities laws.

4.3. Rule 144. Purchaser acknowledges that the Notes, Warrants and the underlying Warrant Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited public resale of shares of a public company purchased in a private placement subject to the satisfaction of certain conditions.

4.4. Authorization. If applicable, all action on the part of the Purchaser's partners, members, board of directors, stockholders, trustees, managers, as applicable, necessary for the authorization, execution, delivery and performance of this Agreement by the Purchaser, the purchase of and payment for the Notes, Warrants and the Warrant Stock and the performance of all of the Purchaser's obligations under this Agreement has been taken. This Agreement, when executed and delivered by the Purchaser, shall constitute valid and binding obligations of the Purchaser. The person executing this Agreement on behalf of any Purchaser that is an entity is duly authorized to execute and deliver this Agreement on behalf of such Purchaser.

4.5. Brokers or Finders. Purchaser has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Purchaser and/or the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

4.6. Tax Liability. Purchaser has reviewed with Purchaser’s own tax advisors the tax consequences of the transactions contemplated by this Agreement. Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of the Company's agents with respect to such tax consequences.

4.7. Purchaser Due Diligence. Each Purchaser acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Notes, the Warrants and the Warrant Stock. Each Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Notes, Warrants and Warrant Stock. Each Purchaser acknowledges that it has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Notes, Warrants or Warrant Stock.

4.8. Accredited Investor. Each Purchaser represents that it is an “accredited investor” within the meaning of Regulation D under the Securities Act, and at Closing shall deliver a completed and executed Certificate of Accredited Investor Status in the form attached hereto as Exhibit C. In the event that Purchaser is a corporation, partnership, limited liability company or other form of business entity, all of Purchaser’s equity owners are also “accredited investors.”

4.9. Legends. Purchaser understands that the Notes, Warrants and the Warrant Stock will bear the respective legends set forth below:

THIS NOTE AND THE SECURITIES UNDERLYING THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE LAW. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE LAW.

The legends set forth above shall be removed by the Company from the Notes, Warrants or any certificate evidencing Warrant Stock upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Notes, Warrants or Warrant Stock.

SECTION 5
CONDITIONS TO CLOSING OF THE PURCHASERS

Each Purchaser's obligation to purchase the Notes and Warrants is, unless waived in writing by the Purchaser, subject to the fulfillment as of the Closing Date of the following conditions:

5.1. Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the date of this Agreement.

5.2. Covenants. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

5.3. Blue Sky. If applicable, the Company shall have obtained all necessary U.S. state securities law permits and qualifications, or have the availability of exemptions therefrom, required by any U.S. state law for the offer and sale of the Notes, Warrants and the underlying Warrant Stock.

SECTION 6
CONDITIONS TO CLOSING OF THE COMPANY

The Company's obligation to sell and issue the Notes is, unless waived in writing by the Company, subject to the fulfillment as of the Closing Date of the following conditions:

6.1. Representations and Warranties Correct. The representations made in Section 4 hereof by the Purchasers shall be true and correct in all material respects as of such Closing Date.

6.2. Covenants. All covenants, agreements, and conditions contained in this Agreement to be performed or complied with by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects as of the Closing Date.

6.3. Certificate of Accredited Investor Status. Each Purchaser shall have delivered to the Company a completed and executed Certificate of Accredited Investor Status in the form attached hereto as Exhibit C.

6.4. Blue Sky. If applicable, the Company shall have obtained all necessary U.S. state law permits and qualifications, or have the availability of exemptions therefrom, required by any U.S. state laws for the offer and sale of the Notes, Warrants and the underlying Warrant Stock.

6.5. Payment. On or prior to such Closing, Company shall have received the purchase price of the Notes and the Warrants the Purchaser agreed to purchase at the Closing.

SECTION 7
OTHER AGREEMENTS OF THE PARTIES

7.1. Independent Transaction. This Agreement, and any investment made by any Purchaser hereunder, is independent of any other agreement or understanding that the Company (i) may have previously entered into with any Purchaser, or an affiliate of any Purchaser, or (ii) may hereafter enter into with any Purchaser, or any affiliate of a Purchaser. The Company and the Purchasers agree and acknowledge that the Company may hereafter enter into arrangements or agreements with one or more of the Purchasers (or their affiliates), including joint venture agreements, subscription agreements, or operating agreements, and that such arrangements or agreements shall have no effect on the terms of this Agreement or be conditioned upon the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing or anything to the contrary herein, each Purchaser agrees and acknowledges that such Purchaser shall not participate in the Company’s next underwritten public offering occurring within six (6) months following the date of the Initial Closing in which the Company issues common stock.

SECTION 8
MISCELLANEOUS

8.1. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of laws provisions. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in San Francisco County, California, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT OR THE OTHER NOTE AGREEMENTS.

8.2. Entire Agreement; Amendment. This Agreement, including the exhibits hereto, the other Note Agreements and the other documents delivered at the Closing pursuant to this Agreement, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

8.3. Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed: if to a Purchaser, to the address or fax number listed on such Purchaser’s signature page to this Agreement or at such other address as such Purchaser shall have furnished to the Company, and if to the Company, to:

PEDEVCO Corp.
4125 Blackhawk Plaza Circle
Suite 201
Danville, California 94506
Attention: Clark R. Moore
Executive Vice President and General Counsel
Facsimile: +1 (510) 743-4262

or at such other address as the Company shall have furnished to the Purchasers, with a copy to:

TroyGould PC
1801 Century Park East, 16th Floor
Los Angeles, California 90067
Attention: Lawrence Schnapp, Esq.
Facsimile: +1 (310) 201-4746

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

8.4. Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

8.5. Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

8.6. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

8.7. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience purposes only and are not to be considered in construing or interpreting this Agreement.

8.8. Successors and Assigns. Except as otherwise provided therein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that the Company may not assign or transfer its rights or obligations hereunder with respect to any Purchaser without the prior written consent of such Purchaser. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and delivered on its behalf by its officer thereunto duly authorized as of the date first set forth above.

PEDEVCO CORP.

By:
Name:
Title:

[Company Signature Page of Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized representative as of the date first set forth above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Principal amount and Purchase Price of Purchaser’s Note: US$_________________

Common Stock issuable upon exercise of Warrant: ___________________

EIN Number: _________________________

[Purchaser Signature Page to Note and Warrant Purchase Agreement]

EXHIBIT A

Form of Secured Promissory Note

A-1

EXHIBIT B

Form of Warrant

B-1

EXHIBIT C

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the box below indicating the basis on which he is representing his status as an “accredited investor”:

____ a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of US$5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

____ a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

____ an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

____ a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds US$1,000,000, excluding the value (if any) of such investor’s primary residence;

____ a natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____ a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

____ an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

____ an individual who is a director or executive officer of PEDEVCO Corp.

C-1

LIST OF PURCHASERS

Names and Addresses of Purchasers	Amount of Notes Purchased	Number of Warrant Shares Purchased	Dollar Amount of Purchase Price

C-2